Exhibit 99.1

NYSE - American: SACH Sachem Capital Corp. Investor Presentation – January 2023

NYSE - American: SACH Safe Harbor This presentation includes forward - looking statements . All statements in this presentation, other than statements of historical facts, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward - looking statements . The words “anticipate,” “estimate,” “expect,” “project,” “plan,” “seek,” “intend,” “believe,” “may,” “might,” “will,” “should,” “could,” “likely,” “continue,” “design,” “expectation,” and the negative of such terms and other words and terms of similar expressions are intended to identify forward - looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short - term and long - term business operations and objectives, and financial needs . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, some of which cannot be quantified and some of which are beyond our control . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur, and our actual operating and financial results could differ materially and adversely from those anticipated or implied in the forward - looking statements . You should not rely upon forward - looking statements as predictions of future events . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements . In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward - looking statements . We disclaim any duty to update any of these forward - looking statements after the date of this presentation to confirm these statements in relationship to actual results or revised expectations . All forward - looking statements attributable to us are expressly qualified in their entirety by these cautionary statements as well as others made in this presentation . You should evaluate all forward - looking statements made by us in the context of these risks and uncertainties . 2

NYSE - American: SACH Investment Highlights ▪ $448.5 Million portfolio as of September 30, 2022 ▪ No loan represents more than 10% of portfolio ▪ Target LTV (loan - to - value) of 70%; Target LTC (loan - to - cost) of 85% 3 Strong Diversified Portfolio with Excellent Credit Metrics Multi - pronged Growth Strategy Proven Management Team Strong Capital Structure to Support Growth Strategy Compelling Valuation ▪ Dividend yield: 15.6%* ▪ Core EPS Multiple: 6.4x 2022 Consensus Core EPS* ▪ Debt of approximately $327.0 million 3Q 2022 ▪ $200 million master repurchase financing, approximately $150 million of available capacity remaining at 9/30/2022 ▪ Multiple asset classes to maximize opportunities ▪ Targeting larger - value projects with financially stable, experienced sponsors ▪ Expanding geographic footprint to include Florida, the Carolinas, and other states ▪ Over 90 years collectively of lending and asset management experience ▪ Disciplined underwriting with a conservative loan - to - value ratio ▪ Track record of growth *as of closing price of $3.33 on Sept 30, 2022

NYSE - American: SACH Key Metrics 1 > $860 million in origination since inception > 1,830+ transactions completed loans funded in 14 states 83% of loans have term of less than 1 year total assets: $562 million $940 K average loan size 475+ loans in portfolio 11.3% average yield 4 1 All metrics as of September 30, 2022

NYSE - American: SACH Competitive Advantage Over 1,550 transactions completed More than $500M in origination since inception Operations in 3 states: TX, CT and FL Conduct lending services in 12 states 5 Favorably Positioned to Grow ▪ Able to structure loans to meet the unique needs and business plans of borrowers ▪ Many banks and other traditional lenders still have restrictive lending criteria ▪ Many non - traditional lenders are undercapitalized ▪ Competitor policies inhibit borrowers’ repeat business ▪ Sachem can move quicker than most financial institutions and non - banking real - estate lenders Proven track record with thousands of completed transactions More than $860M in origination since inception Multi - State Operations Conducting lending across the east coast and southeast

NYSE - American: SACH Investment Highlights ▪ Virtual lead - generation platform ▪ Significant repeat business ▪ Expanding into new states with favorable demographics and lending laws ▪ Acquisition of Urbane New Haven provides significant efficiency in construction management oversight 6 Disciplined, Highly - Scalable Originations Platform Strict Underwriting Requirements Process - Oriented Though Every Step ▪ Preliminary term sheet within 48 hours of completed loan application submission ▪ In house legal counsel review ▪ Internal audit ▪ Active asset management ▪ Periodic inspections ▪ In house construction management ▪ Internal loan servicing ▪ Target LTV (loan - to - value) of 70% ▪ Target LTC (loan - to - cost) of 85% ▪ Personal guarantees required, and loans typically cross - collateralized ▪ Comprehensive reviews of all permits, plans, budgets, records and property information ▪ All loans approved by the loan committee ▪ Board - level review for loans greater than $5 million ▪ Third - party appraisal required Results in sector - leading performance with lower default and foreclosure incidence

NYSE - American: SACH 43.5% 23.4% 12.9% 20.2% CT FL NY Other Loan Portfolio Overview 7 S UMMARY D ISTRIBUTION BY R EAL E STATE T YPE Data as of December 31, 202 2 50.7% 28.6% 14.2% 6.5% Residential Commercial Land Mixed Use S UMMARY D ISTRIBUTION BY S TATE

NYSE - American: SACH 8 Goal: To deploy larger amounts of capital with potentially higher returns, better sponsorship, and lower risk Take advantage of dislocation within the real estate lending sector Capitalize on opportunities due to structural changes that limit competitors’ lending Grow loan portfolio beyond Northeast, with a focus on Florida, the Carolinas, and other states Expand to additional asset classes and higher value loans (e.g., larger multi - family and higher - end fix - and - flip) Target larger - value commercial loans with financially stable, experienced sponsors Compelling Growth Strategy

NYSE - American: SACH Consistent Portfolio Growth & Strong Performance 9 (1) Weighted average interest rate does not include origination fee income. S UMMARY L OAN P ORTFOLIO O VERVIEW T OTAL A SSET G ROWTH ($ IN M ILLIONS ) C UMULATIVE L OAN O RIGINATIONS ($ IN M ILLIONS ) Year - Ending ($ in Thousands) Dec - 2018 Dec - 2019 Dec - 2020 Dec - 202 1 Total Assets $86,014 $141,211 $226,670 $ 417,96 2 Number of Loans in Portfolio 403 438 495 520 Principal Amount of Loans in Portfolio $78,891 $94,349 $155,616 $292,301 Weighted Average Interest Rate (1) 12.85% 12.42% 11.79% 11.57% Average Outstanding Loan Balance $196 $215 $362 $562 Weighted Average Term (Months) 11 10 8 8 Foreclosures In Process 13 9 16 16 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 ($35.0) $65.0 $165.0 $265.0 $365.0 $465.0 $565.0 $665.0 $765.0 $865.0 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22

NYSE - American: SACH Targeted Acquisition Contributes to Future Growth 10 • Acquired Urbane New Haven, LLC (“Urbane”), a premier real estate firm specializing in all phases of development and construction, including architecture, design, contracting, and marketing for more than 21 years • The transaction accomplished two goals: • exceptional development and construction expertise • expertise to remedy and complete projects minimizing costs associated with distressed property • In - house construction expertise should enable larger and more profitable construction loans, as well as further vertical integration of the lending platform +

NYSE - American: SACH Target Market and Opportunity 11 • Demand for property has outstripped supply • SBA can take 6+ months or longer to close on a large loan • Competitors have tightened lending criteria Developers, builders, and investors are facing tightening restrictions in the capital markets • Close a loan quicker than most financial institutions and non - banking real estate lenders • Due diligence is more centered around the value of the collateral rather than the property cash flows or borrower’s credit • Combination of speed and flexibility enables us to adapt to new market conditions Greater flexibility in structuring loans to better meet needs of the borrower • Offsets rate compression and helps us maintain a low foreclosure rate • Collateral less susceptible to value swings in the residential market • Term is generally limited to 1 year to mitigate interest rate risk Focus on larger sized loans with financially stable, experienced developers

NYSE - American: SACH Origination Locations 12 Strong core Eastern Seaboard presence complemented by local lending capability Naples, FL Branford, CT

NYSE - American: SACH Focused Loan Products 13 Fix - and - Flip Loans Bridge Loans Distressed / Foreclosure Loans Commercial Real Estate Development New Construction Loans Mission: To create value for our clients and shareholders with tailored solutions across real estate assets, that help build better communities

NYSE - American: SACH Loan Diversification and Expansion 14 Diversifying into larger real estate transactions Commercial Hotels Multi - family Case Studies ▪ $19.5 million loan for the purchase and conversion of a warehouse in Brighton, MA, into a 28 - unit condominium complex within an up - and - coming residential community. The loan was cross - collateralized with other properties owned by the borrower. ▪ $11.6 million loan to an experienced developer to acquire and renovate a 466,000 square - foot (47 acre) multi - tenant office complex in Milford, CT, comprised of five three - story buildings, including the corporate headquarters for a national apparel retailer. The loan was closed in a much shorter time frame than traditional lenders. ▪ $9.0 million loan to an experienced developer converting a hotel property in Fairfield County, CT, to luxury apartments. The loan provided flexibility in lending to meet the unique needs of the borrower. • Addition of commercial real estate provides diversification from residential given its more typical reliance on cash flow and CAP rate calculations by borrowers / investors • I nterest rates and loan - to - value ratios consistent with historical targets set by Sachem

NYSE - American: SACH 15 Turning Liabilities Into Assets - Vacant, Unused, and Abandoned Properties: • Vacant and abandoned properties present daunting challenges to communities nationwide; they drag down local economies, impede population growth, depress property values, increase crime, and impose heavy cost burdens on local governments • There is a shift toward reutilizing these properties, but local political and economic contexts, as well as limitations of capacity and resources shape the tools that local governments, nonprofits, and neighbors employ to address and reuse vacant and abandoned properties. • This presents a unique opportunity for the well - funded and well - experienced sponsor entity. Offer unique combination of highly skilled team of underwriters and commercial construction management to oversee project complexities Before After Meaningful Market Expansion Opportunities

Management Team



John L. Villano CPA, *Chairman, Chief Executive Officer, President and Treasurer*

- Chairman and Chief Executive Officer since the company's inception in 2010
- Responsible for overseeing all aspects of business operations, including loan origination and servicing, investor relations, brand development, and business development
- Previously engaged in the private practice of accounting and auditing for almost 30 years
- Certified Public Accountant and holds a Bachelor's Degree in Accounting from the University of Rhode Island



John E. Warch, *Chief Financial Officer and Executive Vice President*

- Responsible for overseeing all financial activities, including treasury, control, investments, financial reporting, insurance, tax, and related functions
- Prior to joining Sachem, served as the Chief Financial Officer, Senior Vice President and Treasurer of Four Springs Capital Trust, a privately-held REIT from 2013
- From 2006 until 2012, John served as Senior Vice President and Chief Accounting Officer of CapLease, Inc. (NYSE: LSE), where he was responsible for all aspects of the financial infrastructure
- Certified Public Accountant and holds an M.B.A. in Finance and a B.S. in Accounting from St. John's University



Eric O'Brien, *Senior Vice President, Asset Management at Sachem Capital Corp. and Managing Director at Urbane Capital, LLC*

- 30 years of experience in construction finance and management, design and development, asset management, property acquisitions, and real estate development.
- Responsible for the company's lending evaluation, assessment, and approvals
- Prior to joining Sachem, was the president and founder of Urbane New Haven, LLC, specializing in all aspects of development, design and construction management
- B.A. in Political Science from the University of Rhode Island



Nicholas M. Marcello, *Vice President, Finance and Operations*

- Expertise in compliance, financial modeling, deal structuring and operations
- Prior to joining Sachem, was Assistant Controller at Waypoint Real Estate Investments where his role included monthly operational reporting, annual audits, transactions, and tax compliance
- Began career at PwC, a multinational professional services network of firms, in the Investment Management Group
- B.S. from Providence College and an M.B.A and M.S. in Accounting from Northeastern University



Ralph Sylvester, *Vice President, Asset Management at Sachem Capital Corp. and Director at Urbane Capital LLC*

- Expertise in development planning, financial modeling, property acquisitions, construction management and formulation of major contracts.
- Responsible for overseeing the company's lending evaluation, assessment of loan request packages, and approvals.
- Prior to joining Sachem, was the Director of Operations at Urbane NewHaven, LLC
- B.A. in Political Science from Villanova University.

NYSE - American: SACH

16

SACHEM CAPITAL

NYSE - American: SACH Corporate Responsibility ▪ Commitment to Responsible Investing • Stabilizing and revitalizing previously vacant, abandoned or uninhabitable properties • Renovation projects improve safety, energy efficiency, useability , and affordability to meet the needs of today’s communities • Integrating environmental due diligence into underwriting standards ▪ Climate Change • Headquarters operations focused on reducing carbon footprint • Eliminated use of single use bottles, glasses and plates in favor of use of reusable or compostable alternatives 17 Environmental Social Governance ▪ Management and Board own 5% of shares, providing alignment with shareholders ▪ Majority Independent board with 25% female representation ▪ Code of business conduct and ethics ▪ Human Capital ▪ Excluding retirements, 100% employee retention rate in the last 24 months ▪ Benefits include employer paid health dental, LTD & STD plans, stock grant program ▪ Promote health and wellness through gym reimbursement program ▪ Diversity, Equity and Inclusion ▪ Committed to diversity in recruiting, hiring and development ▪ 44% of employees identify as female and / or minority ▪ Community Partnership ▪ Support / match employee charitable giving ▪ Paid time off for volunteer work ▪ Financial Inclusion ▪ Business activities expand availability and affordability of quality housing Committed to being responsible partners for all stakeholders

NYSE - American: SACH Investment Summary ▪ $448.5 Million mortgage loan portfolio as of September 30, 2022 ▪ No loan represents more than 10% of portfolio ▪ Target LTV (loan - to - value) of 70%; Target LTC (loan - to - cost) of 85% 18 Strong Diversified Portfolio with Excellent Credit Metrics Multi - pronged Growth Strategy Proven Management Team Strong Capital Structure to Support Growth Strategy Compelling Valuation ▪ Dividend yield: 15.6%* ▪ Core EPS Multiple: 6.4x 2022 Consensus Core EPS* ▪ Debt of approximately $327.0 million 3Q 2022 ▪ $200 million master repurchase financing, approximately $150 million of available capacity remaining at 9/30/2022 ▪ Multiple asset classes to maximize opportunities ▪ Targeting larger - value projects with financially stable, experienced sponsors ▪ Expanding geographic footprint to include Florida, the Carolinas, and other states ▪ Over 90 years of lending and asset management experience ▪ Disciplined underwriting with a conservative loan - to - value ratio ▪ Track record of growth *as of closing price on Sept 30, 2022

NYSE - American: SACH Appendix 19

NYSE - American: SACH Third Quarter 2022 Key Metrics ▪ Revenue of $13.5 million, up 58.9% from 3Q 2021 ▪ GAAP Net income of $4.1 million, or $0.11 per share ▪ Weighted average portfolio interest rate of 11.25%, not inclusive of fees 20 Earnings Liquidity Originations ▪ $35.5 million cash and cash equivalents ▪ $200 million master repurchase financing ▪ $150 million of available capacity remaining at 9/30/2022 ▪ YTD as of 9/30/22 gross originations of $252.4 million ▪ Targeting 15% all in yield on new originations ▪ Max target LTV of 70% on new originations; max LTC target of 85%

NYSE - American: SACH Balance Sheet Summary 21 September 30, 2022 December 31, 2021 (unaudited) (audited) Assets: Cash and cash equivalents $ 35,464,257 $ 41,938,897 Investment securities 34,351,374 60,633,661 Mortgages receivable 448,524,665 292,301,209 Interest and fees receivable 5,746,907 3,693,645 Due from borrowers 5,055,146 3,671,016 Real estate owned 5,615,940 6,559,010 Investments in partnerships 22,542,941 6,055,838 Property and equipment, net 3,397,812 2,172,185 Other assets 1,122,342 936,290 Total assets $ 561,821,384 $ 417,961,751 Liabilities and Shareholders’ Equity Notes payable $ 279,557,613 $ 160,529,363 Repurchase facility 43,100,146 19,087,189 Mortgage payable 750,000 750,000 Line of credit 3,542,853 33,178,031 Total Debt 326,950,612 213,544,583 Other liabilities 15,570,798 24,334,607 Total liabilities $ 342,521,410 $ 237,879,190 Total shareholders’ equity $ 219,299,974 $ 180,082,561 Total Debt / Equity 149.1% 118.6% Total Debt / Assets 58.2% 51.1%

NYSE - American: SACH Income Statement Summary 22 Three Months Ended Nine Months Ended September 30, September 30, 2022 2021 2022 2021 Revenue: Interest income from loans $ 11,545,748 $ 6,094,165 $ 30,490,694 $ 15,307,692 Investment gains, net 238,225 532,163 586,166 911,005 Income from partnership investments 523,067 35,983 1,112,560 90,225 Origination and modification fees, net 1,669,034 1,268,624 5,759,650 2,788,498 Fee and other income 641,749 591,441 2,048,921 1,851,031 Unrealized losses on investment securities (1,076,836) — (3,607,498) — Total revenue 13,540,987 8,522,376 36,390,493 20,948,451 Operating costs and expenses: Interest and amortization of deferred financing costs 5,974,975 2,589,847 15,083,228 7,541,536 Compensation, fees and taxes 1,509,518 771,373 3,691,421 2,175,603 Other expenses 90,899 137,607 320,231 248,581 General and administrative expenses 715,994 478,484 1,993,812 1,369,328 Loss (Gain) on sale of real estate 962 94,450 (121,381) 111,545 Impairment loss 195,000 150,000 790,500 469,000 Total operating costs and expenses 8,487,348 4,221,761 21,757,811 11,915,593 Net income 5,053,639 4,300,615 14,632,682 9,032,858 Preferred stock dividend (921,766) (913,791) (2,765,297) (932,089) Net income attributable to common shareholders 4,131,873 3,386,824 11,867,385 8,100,769 Unrealized gain (loss) on investment securities (131,569) (500,188) (81,525) (611,998) Comprehensive income $ 4,000,304 $ 2,886,636 $ 11,785,860 $ 7,488,771 Net income per common share outstanding (diluted): $ 0.11 $ 0.12 $ 0.32 $ 0.32 Weighted average number of common shares outstanding (diluted): 38,829,852 27,977,095 36,729,184 24,972,837